FOREWORD


         The SCM Corporation Retirement Plan For Salaried Employees was most recently amended and restated in its entirety as of January 1, 1985 ("Prior Plan"). As so restated, the Prior Plan applied to eligible salaried employees of Participating Companies including Smith Corona Corporation and its subsidiary Hulse Manufacturing Company.

         Effective January 1, 1987, Smith Corona Corporation adopted the Smith Corona Corporation Salaried Employees' Retirement Plan ("Successor Plan") for the benefit of its eligible salaried employees and the salaried employees of its subsidiary Hulse Manufacturing Company and, simultaneously therewith, the assets and liabilities respecting all salaried employees and former employees of Smith Corona Corporation and Hulse Manufacturing Company were "spun-off" from the Prior Plan and transferred to the Successor Plan. The "spin-off" was accomplished pursuant to Section 414(1) of the Internal Revenue Code of 1986, as amended, and applicable regulations thereunder and in accordance with Article XVII, Section 17.1 of the Prior Plan. As of July 28, 1989, Smith Corona Corporation became a public company with an offering of its common stock on the New York Stock Exchange. Hulse Manufacturing Company closed its only plant in Geneva N.Y. and there currently are no employees of Hulse Manufacturing Company. The Successor Plan was also amended and restated effective as of January 1, 1989 to comply with the changes in applicable law, including without limitation, the Tax Reform Act of 1986, as amended.

         Subject to approval from the Internal Revenue Service, Smith Corona Corporation has further amended and restated the Successor Plan effective January 1, 1994 to read as set forth herein designed principally to comply with changes in applicable law, including without limitation, the Tax Reform Act of 1986, as amended.

         Unless otherwise provided herein, these provisions added or amended to comply with the Tax Reform Act of 1986 required to be effective as of January 1, 1987 or January 1, 1989 shall be effective as of such dates.

         Except as otherwise specifically provided herein, the terms of this restated Successor Plan shall apply to Members who are or become Members on and after January 1, 1989.
                            ARTICLE I

                           DEFINITIONS


         As used herein, unless otherwise defined or required by the context, the following words and phrases shall have the meanings indicated. Some of the words and phrases used in the Plan are not defined in this Article I, but, for convenience are defined as they are introduced into the text.

         1.1 "Accrued Benefit" means, as of any determination date, the amount computed in accordance with Section 4.1 (Normal Retirement Benefit) based on the Member's Credited Service, Average Final Compensation and Social Security Benefit each as of the determination date.

         1.2 "Actuarial Equivalent" means a benefit of equivalent value when computed on the basis of the following rates of mortality and interest:

         (a) As to mortality, 80% of the rates underlying the Unisex Pension-1984 Table, adjusted by applying a 3-year age setback for the Member's spouse, where applicable.

         (b) As to interest, 5% per annum compounded annually, except that for purposes of determining lump sum benefits under
Section 8.6 (Payment of Small Amounts), the interest rate shall be equal to the rate (or rates) used by the Pension Benefit Guaranty Corporation for purposes of calculating the present value of benefits under plans terminating on the first day of the Plan Year in which the lump sum becomes payable.

         1.3 "Actuary" means an individual chosen by the Company to provide actuarial services for the Plan who is an enrolled actuary under Subtitle C of Title III of ERISA, or a firm of actuaries which has on its staff such an actuary.

         1.4 "Authorized Leave of Absence" means an absence or interruption of service approved by the Retirement Committee under uniform and nondiscriminatory rules and procedures.
Members on leave of absence for service in the Armed Forces of the United States, however, shall be deemed to have been on an Authorized Leave of Absence, provided they return to service with a Participating Company within the required time limitations set forth in the then applicable laws governing reemployment rights of persons inducted, or who have enlisted, in the Armed Forces.

         1.5 "Average Final Compensation" for Members who retired before January 1, 1991 means the average Compensation for the 5 consecutive calendar years up to and including the Member's Retirement Date or his earlier termination of employment or, if higher, any 5 consecutive calendar years prior thereto; however, for this purpose Compensation of a Member who does not have an Hour of Service on or after January 1, 1988 after the Member's Normal Retirement Date shall not be recognized. If the Member has not received Compensation in 5 full consecutive calendar years, his Average Final Compensation shall be determined by averaging his Compensation over the period of his continuous employment immediately prior to his Retirement Date or earlier termination of employment. If the Member had a previous period of employment with a Participating Company for which he is entitled to Credited Service, Compensation during such period shall be recognized for purposes of determining Average Final Compensation as if the two periods of employment were consecutive. "Average Final Compensation" for Members who retire on and after January 1, 1991 means the average Compensation for the 5 full calendar years of the 10 calendar years immediately preceding the Member's Retirement Date or his earlier termination of employment for which the Member's Compensation is the highest; provided, however, that in the case of a Member who does not have an Hour of Service on or after January 1, 1988 his Compensation after his Normal Retirement Date shall not be recognized. If the Member has not received Compensation for 5 full calendar years of the 10 calendar years immediately preceding the Member's Retirement Date or his earlier termination of employment, his Average Final Compensation shall be determined by averaging his Compensation over the full calendar months of his employment immediately prior to his Retirement Date or earlier termination of employment. If the Member had a previous period of employment with a Participating Company for which he is entitled to Credited Service, Compensation during such period shall be recognized for purposes of determining Average Final Compensation.

         1.6 "Board" or "Board of Directors" means the Board of Directors of the Company.

         1.7 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any predecessor Code, as appropriate.

         1.8 "Company" means Smith Corona Corporation or any person, firm, corporation or partnership which may succeed to its business.

         1.9  "Compensation"

         (a) In General. "Compensation" means, with respect to a calendar year, the sum of the amount reported by the Participating Company to the Internal Revenue Service on Form W-2 as the Member's compensation for such calendar year and the amount of any "salary deferral contributions" made on such Member's behalf to the SCM Corporation Retirement Savings and Investment Plan and to the Smith Corona Corporation Retirement Savings and Investment Plan, as the case may be, plus any salary reduction amounts in connection with a plan maintained under section 125 of the Code; but exclusive of termination or severance pay, prizes, awards, grievance settlements, overseas cost of living allowances, relocation allowances, mortgage assistance, executive perquisites, stock options, and such other extraordinary items of remuneration as the Retirement Committee shall determine from time to time pursuant to such uniform and nondiscriminatory rules as it shall adopt. A Member on an Authorized Leave of Absence for service in the Armed Forces shall be deemed to have received Compensation during such period at the same rate he was receiving immediately prior to the commencement of the leave.

         (b)  Limitation on Amount.

              (1) Accruals for Plan Years Beginning on or After January 1, 1989 and Before January 1, 1994. In determining benefit accruals of any Member for any Plan Year beginning on or after January 1, 1989 and before January 1, 1994, the amount of Compensation taken into account for any Plan Year shall not exceed $200,000, or such other amount as shall be determined by the Secretary of the Treasury under Code section 415(d) to reflect cost-of-living adjustments. For purposes of applying the preceding sentence, a Member's Accrued Benefit as of a given date shall be determined by applying the Compensation limitation in effect for the Plan Year in which such date occurs to all prior Plan Years taken into account in determining such Accrued Benefit.

              (2) Accruals for Plan Years Beginning on or After January 1, 1994. In determining benefit accruals of any Member for any Plan Year beginning on or after January 1, 1994, the amount of Compensation taken into account shall not exceed $150,000, or such other limit as shall be in effect for such Plan Year, as determined in accordance with section 401(a)(17)(B) of the Code.

              (3)  Preservation of Accrued Benefit.

                   (A)  General Rule.  The Accrued Benefit of
any Member whose Compensation exceeds the limit in paragraph (1) or (2) shall not be less than his or her December 31, 1988 Accrued Benefit or his or her December 31, 1993 Accrued Benefit, whichever is greater. For purposes of preserving the Member's December 31, 1988 and December 31, 1993 Accrued Benefits, the method set forth in Treasury regulation section 1.401(a)(4)-13(c)(4)(iii) shall be employed. This method is described in subparagraphs (B) and (C), below.

                   (B) Determination of Accrued Benefit as of a Date Prior to January 1, 1994. For purposes of determining a Member's Accrued Benefit as of a given date prior to January 1, 1994, a Member's Accrued Benefit shall be equal to the greater of
(i) and (ii), below, where--

                        (i)  equals the sum of--

                             (I)  the Member's benefit as of
December 31, 1988, determined without regard to the limitation on Compensation in paragraph (1); plus

                            (II)  the Member's benefit at the
earlier of termination of service or December 31, 1993, based on Credited Service after December 31, 1988, determined with regard to the limitation in paragraph (1);

                       (ii)  equals the greater of--

                             (I)  the Member's benefit as of
December 31, 1988, determined without regard to the limitation on Compensation in paragraph (1); or

                            (II)  the Member's benefit at the
earlier of termination of service or December 31, 1993, based on all Credited Service, determined with regard to the limitation in paragraph (1).

                   (C) Determination of Accrued Benefit as of a Date on or After January 1, 1994. A Member's Accrued Benefit determined as of a given date on or after January 1, 1994 shall be equal to the greater of (i) or (ii) below, where--

                        (i)  equals the sum of--

                             (I)  the Member's benefit as of
December 31, 1993, calculated after applying subparagraph (B), above, and determined without regard to the limitation on Compensation in paragraph (2); plus

                            (II)  the Member's benefit at
termination of service, based on Credited Service after December 31, 1993, determined with regard to the limitation in paragraph (2);
                       (ii)  equals the greater of--

                             (I)  the Member's benefit as of
December 31, 1993, calculated after applying subparagraph (B), above, and determined without regard to the limitation on Compensation in paragraph (2); or

                            (II)  the Member's benefit at
termination of service, based on all Credited Service, determined with regard to the limitation in paragraph (2).

              (4)  Compensation of Family Members.  In
determining the Compensation of a Member for purposes of the annual limitation, the rules of section 414(q)(6) of the Code shall apply except in applying such rules, the term "family" shall include only the spouse of the Member and any lineal descendants of the Member who have not attained age 19 before the close of the applicable Plan Year.

         1.10 "Corporate Group" means the Company, any Participating Company, and any other company which is related to the Company as a member of a controlled group of corporations in accordance with section 414(b) of the Code, or as a trade or business under common control in accordance with section 414(c) of the Code, or as an affiliated service group under common control in accordance with section 414(m) and section 414(o) of the Code.

         1.11 "Credited Service" means, subject to the following rules and exceptions and Section 2.4, a Member's
Service as an Eligible Employee not in excess of 30 years:

         (a) Credited Service shall include an Authorized Leave of Absence, (i) for service in the Armed Forces, (ii) for a period during which the Member is Totally and Permanently
Disabled to the extent provided in Article VI (Disability
Benefits) and (iii) for the period of absence up to a maximum of 2 years for any other cause.

         (b) Employment with a Participating Company before such Company adopted the Plan shall be included in Credited
Service if and to the extent the Board so provides in accordance with Section 17.1 (Adoption of Plan by Subsidiary).

         (c) Credited Service shall be measured in full years with any fraction of a year treated as a full year, except that for purposes of determining the Accrued Benefit for a Member who is entitled to a benefit under the provisions of

    Article V (Benefits Upon Termination of Employment),
Credited Service shall be measured in years and months taken to the nearest month.

         (d)  To the extent not already credited under this
Section 1.11, Credited Service shall include any period for which a Member receives severance pay from a Participating Company up to a maximum of 52 weeks, regardless of whether such severance pay is received in a lump sum or in periodic installments.

         (e) Credited Service shall include periods of Service after a Member's Normal Retirement Date if the Member had at least one Hour of Service on or after January 1, 1988.

         1.12 "Deferred Retirement Date" means the first day of the month coincident with or immediately following the date a Member actually retires after his Normal Retirement Date pursuant to the provisions of Section 3.2 (Deferred Retirement Date).

         1.13 "Early Retirement Date" means the first day of the month coincident with or immediately following the date a Member retires prior to his Normal Retirement Date pursuant to the provisions of Section 3.3 (Early Retirement Date).

         1.14 "Eligible Employee" means an Employee who is employed on a salaried basis at a division or unit of a Participating Company with respect to which the Plan has been made applicable by appropriate action of the Board of Directors, excluding an individual who is covered by a collective bargaining agreement between a Participating Company and any union unless participation by such Employee in the Plan has been agreed to by the parties to such agreement.

         1.15 "Employee" means an individual (but not including a person acting only as a director or any "leased employee" within the meaning of section 414(n)(2) of the Code) employed by the Company or any Participating Company.

         1.16  "ERISA" means Public Law No. 93-406, the Employee
Retirement Income Security Act of 1974, as amended from time to time.

         1.17 "Hour of Service" means each hour for which an Employee is directly or indirectly compensated, or entitled to be compensated, by the Company or Participating Company for the performance of duties or for any other reason, such as vacation, sickness, holidays, disability, layoff, or leave of absence, including each hour for which back pay, irrespective of mitigation of damages has been awarded or agreed to by the Company or Participating Company. Each such Hour of Service shall be credited to the applicable computation period in accordance with section 2530.200b-2(b) and (c) of the U.S. Department of Labor Regulations, which are hereby incorporated by reference.

         1.18 "Investment Manager" means the individual and/or other entity appointed in accordance with Section 12.3
(Investment Manager) who has acknowledged in writing that he is a fiduciary with respect to the Plan and who is:

         (a) registered as an investment adviser under the Investment Advisers Act of 1940, or

         (b)  a bank, as defined in such Act, or

         (c) an insurance company qualified to manage, assign or dispose of assets of pension plans.

         1.19 "Member" means an Employee who has become a Member of the Plan in accordance with the provisions of Article II (Eligibility and Membership). Each Member shall continue to be such after he ceases to be an Employee, provided he continues to be entitled to benefits under the Plan.

         1.20 "Normal Retirement Date" means the first day of the month next following the date on which a Member attains his 65th birthday.

         1.21 "Participating Company" means the Company and any domestic or foreign corporation which is a subsidiary of the Company and which is designated by the Board as a Participating Company under the provisions of Article XVII (Adoption of Plan by Subsidiary).

         1.22  "Plan" means the Smith Corona Corporation
Retirement Plan for Salaried Employees as set forth herein or as amended from time to time.

         1.23  "Plan Year" means the calendar year.

         1.24  "Prior Plan" means the SCM Corporation Retirement
Plan for Salaried Employees, as amended from time to time.

         1.25 "Required Beginning Date" means (a) except as provided in IRS Notice 89-42, with respect to a Member who attains age 70-1/2 on or after January 1, 1988 and with respect to a Member who is a 5% owner (as defined in section 416(i)(1)(B) of the Code), the April 1 (but not before April 1, 1986) of the year following the calendar year in which the Member attains 70-1/2 years of age and (b) with respect to a Member who attained age 70-1/2 before January 1, 1988 (other than a 5% owner), the April 1 of the calendar year following the calendar year in which the Member actually retires.

         1.26 "Retirement Benefit" means a series of monthly payments which are payable to an individual who is entitled to receive benefits under the Plan.

         1.27 "Retirement Committee" means the committee appointed in accordance with Section 11.3 (Appointment of the Retirement Committee).

         1.28  "Retirement Date" means the Early Retirement
Date, the Normal Retirement Date or the Deferred Retirement Date, whichever is applicable.

         1.29 "Service" means, subject to the following rules and exceptions, the duration of an Employee's employment with the
Company:

         (a) The Employee's first year of Service is the twelve month period beginning on his employment commencement date provided that he accumulates 1,000 or more Hours of Service in such year or, the first calendar year beginning after his employment commencement in which he accumulates 1,000 or more Hours of Service; provided that if, as of the beginning of any such year, the Employee is scheduled to work 1000 or more Hours of Service during that year, he shall be credited with 1000 Hours regardless of the actual number of Hours of Service worked so long as he is an Employee as of the last day of the year.

         (b) Service shall include the period from the date an Employee quits, retires or is discharged if he returns to employment with the Company or the Participating Company within 12 months of such quit, retirement or discharge.

         (c) Service shall include (i) an Authorized Leave of Absence, (ii) a period of up to 12 months of absence from employment for any other reason (except because of quit, retirement, death or discharge) and (iii) Service recognized under the Prior Plan.

         (d) If an Employee who incurs a "Break in Service" (as hereinafter defined) prior to his becoming entitled to a benefit under the Plan is reemployed, his period of Service prior to such Break in Service shall be disregarded if the duration of such Break in Service equals or exceeds both 5 years and the number of years of Service which the Employee had to his credit at the start of such period. However, if the Break in Service began prior to January 1, 1985, such prior Service shall also be disregarded if it had already been lost under the terms of the Plan in effect prior to January 1, 1985 or if it would have been lost had the Member been reemployed on December 31, 1984 under the terms of the Plan then in effect.

    "Break in Service" means a continuous period of twelve months or more during which the Employee is not employed by the Company or other member of the Corporate Group. Except as provided below, such period begins on the earliest of (i) the date the Employee retires, quits or is discharged, (ii) the expiration of an Authorized Leave of Absence, and (iii) one year after the date on which the Employee was first absent from employment for any reason other than quit, retirement, discharge or Authorized Leave of Absence. In the case of a Member who is entitled to Service for a period in which he receives severance pay in accordance with (g) of this Section 1.29, a Break in Service shall not be deemed to have commenced before the end of the period for which he is credited with such Service. If the Employee was first absent from employment on or after January 1, 1985 due to the pregnancy of the Employee, birth or adoption of a child to or by the Employee, or caring for a child immediately after such birth or adoption, and if such Employee's employment is not severed by reason of quit, retirement or discharge, a Break in Service shall not be deemed to have commenced until two years after the leave commenced.

         (e) Employment with a Participating Company before such company became a member of the Corporate Group shall be included in Service if and to the extent the Board so provides in accordance with Section 17.1 (Adoption of Plan by Subsidiary).

         (f) Service shall be measured in full years with any fraction of a year treated as a full year, except that for purposes of determining the eligibility for a benefit under the provisions of Sections 5.1 (Deferred Vested Benefit), 7.1 (Family Benefit) and 7.2 (Pre-Retirement Death Benefit for Certain Other Members), Service shall be measured in full years with a fraction of a year equal to 6 months or more treated as a full year and a fraction of a year equal to less than 6 months disregarded.

         (g)  To the extent not already credited under this
Section 1.29, Service shall include any period for which a Member receives severance pay from a Participating Company up to a maximum of 52 weeks, regardless of whether such severance pay is received in a lump sum or in periodic installments.

         1.30 "Social Security Benefit" means the estimated annual benefit (based upon actual changes in national average wages from year to year as determined by the Social Security Administration) which a Member is or would be entitled to receive in an unreduced amount (excluding any benefit available on behalf of a spouse or other dependent) under the Federal Social Security Act, as amended, and as in effect for persons covered by Social Security at the date his Credited Service ceases to accrue, whether or not he applies for such Social Security Benefit, and even though he may lose part or all of such Social Security Benefit through delay in applying for it, or by making application prior to age 65 for a reduced benefit, or by entering into covered employment, or for any other reason. In estimating such Social Security benefit no further earnings shall be anticipated after the date the Member's Credited Service ceases.

         Notwithstanding the foregoing, if the Retirement Committee receives documentation from the Social Security Administration of the Member's Social Security earnings record, within such period of time as the Retirement Committee shall establish from time to time, his Social Security Benefit shall be determined on the basis of his actual Social Security earnings record.

         1.31 "Trust Fund" means the trust fund established in accordance with Section 12.1 (Trust Fund), from which the benefits provided by this Plan will be paid.

         1.32 "Trustee" means the corporate trustee and/or insurance company appointed from time to time by the Board to administer the Trust Fund in accordance with Section 12.2
(Trustee).

         1.33 "Vested Terminated Member" means a Member whose employment has terminated but who is entitled to deferred
Retirement Benefits in accordance with the provisions of Article
V (Benefits Upon Termination of Employment).

         1.34 The use of the masculine pronoun shall include the feminine and the singular shall include the plural.

                            ARTICLE II

                    ELIGIBILITY AND MEMBERSHIP

         2.1  Commencement of Membership

         (a)  Employees Commencing Employment Prior to
    January 1, 1995. Each individual who was a Member in the Prior Plan on December 31, 1993 shall continue to be a Member, subject to the provisions of this Plan. Each other person who is or becomes an Employee of the Employer prior to January 1, 1995 shall become a Member on the day that he or she becomes an Eligible Employee, or attains age 21, whichever occurs later.

         (b)  Employees Commencing Employment on or After
January 1, 1995. Each person who first becomes an Employee of the Employer on or after January 1, 1995 shall become a Member on the latest of--

              (1)  the date on which he or she attains age 21;

              (2) the date on which he or she completes a year of Service; or

              (3)  the date on which he or she becomes an
Eligible Employee.

         2.2 Authorized Leave of Absence. Any person who is absent from the active employment of a Participating Company on the date he would otherwise become a Member, by reason of an Authorized Leave of Absence, shall automatically become a Member as of the date of his return to active employment, subject to the provisions of this Article II.

         2.3 Transfer to or from Non-Covered Status. If a Member ceases to meet the definition of Eligible Employee as set forth in Section 1.14 ("Eligible Employee") but continues in the employment of the Corporate Group, his Credited Service shall cease to accrue but he shall continue as a Member and earn Service in accordance with Section 1.29 ("Service"). If immediately after his ceasing to be an Eligible Employee such Member becomes a participant in another qualified pension or profit sharing plan to which a Participating Company contributes,
(a) his compensation while a participant in such plan shall be recognized under this Plan for purposes of determining his Average Final Compensation and his Social Security Benefit, and
(b) the amount of Retirement Benefit to which the Member may be entitled under this Plan shall be computed under the provisions of the Plan in effect on his termination of employment with a Participating Company. If immediately after the Member's ceasing to be an Eligible Employee he does not become a participant in another qualified pension or profit sharing plan to which a

Participating Company contributes, such Member's Accrued Benefit shall not increase until such time as he may again be an Eligible
Employee.

         If the status of a person in the employment of a member of the Participating Company who does not meet the definition of Eligible Employee as set forth in Section 1.14 ("Eligible Employee") is changed so that he does meet such definition, he shall become a Member in accordance with the provisions of
Section 2.1. If immediately prior to becoming an Eligible Employee such person was a participant in another qualified pension or profit sharing plan to which a Participating Company contributes, and provided that he completes at least one year of Service as an Eligible Employee, his service rendered and compensation earned while a participant in such other plan shall be recognized as Credited Service and Compensation under this Plan, subject to the reduction as provided in Section 4.4 (Nonduplication of Benefits) and, if applicable, to the provisions of Section 17.1 (Adoption of Plan by Subsidiary).

                           ARTICLE III

                         RETIREMENT DATE


         3.1 Normal Retirement Date. A Member who retires on his Normal Retirement Date (which is the first day of the month next following his 65th birthday) shall be entitled to elect to receive a Retirement Benefit as determined in accordance with
Section 4.1 (Normal Retirement Benefit).

         3.2 Deferred Retirement Date. A Member whose employment is continued beyond his Normal Retirement Date shall retire on a Deferred Retirement Date and shall be entitled to elect to receive a Retirement Benefit determined in accordance with Section 4.2 (Deferred Retirement Benefit).

         If a Member continues in employment until his Required
Beginning Date, such date shall be deemed to be his Deferred
Retirement Date for all purposes of the Plan whether or not his employment continues beyond that date.

         3.3 Early Retirement Date. A Member who, on the day his Service ceases to accrue, has either

         (a) attained age 50 and accrued 15 or more years of Service, or

         (b) attained age 60, regardless of the number of years of Service which he has accrued,

    may, by filing a written application at least six months in advance (or such lesser period as the Retirement Committee may prescribe from time to time), retire at an Early Retirement Date. In such case the Member shall be entitled to elect to receive a Retirement Benefit as determined in accordance with Section 4.3 (Early Retirement Benefit).

         3.4 Reemployment of a Retired Member. If a retired Member is reemployed by a Participating Company his Retirement Benefit payments, if any, shall be suspended for each month during the period of such reemployment immediately following a calendar month in which he is compensated for 8 or more days. Upon his reemployment, the Member shall become an active Member as of the date of his reemployment. Upon his subsequent retirement his Retirement Benefit shall be based on the total of both periods of Credited Service but shall be appropriately reduced to reflect benefit payments previously made to him.

                            ARTICLE IV

                       RETIREMENT BENEFITS

         4.1 Normal Retirement Benefit. A Member retiring on his Normal Retirement Date shall be entitled to elect, at or after his termination of employment, to receive an annual amount of Retirement Benefit, commencing as of his Normal Retirement Date or as of any month thereafter but not later than his Required Beginning Date, equal to the greater of (a) and (b), as follows:

         (a)  the product of (i) and (ii), as follows:

              (i)  the number of his years of Credited Service

              (ii)  the difference between (A) and (B), as
follows:

                   (A)  1.5% of such Member's Average Final
Compensation, and

                   (B)  1/60th of his Social Security Benefit.

         (b) $360 multiplied by the number of his years of Credited Service (but not in excess of 10 years of Credited Service); provided, however, such benefit shall be reduced in the case of a Member who works less than the normal work week at his location. Such reduction shall be made on a pro rata basis reflecting the Member's average hours worked per week as compared to the normal work week or 40 hours, whichever is the lesser, during the period used in determining his Average Final Compensation.

         4.2 Deferred Retirement Benefit. If a Member remains in employment after his Normal Retirement Date, Retirement Benefit payments to him shall be postponed until his actual retirement on his Deferred Retirement Date. The Member shall be entitled to elect, at or after his termination of employment, to receive a Retirement Benefit commencing as of his Deferred Retirement Date or, if later, as of any month thereafter which is not after his Required Beginning Date. The amount of Retirement Benefit shall be equal to the amount computed under Section 4.1 but based on the provisions of the Plan in effect on his Deferred Retirement Date and his Average Final Compensation and Credited Service at his Deferred Retirement Date.

         4.3 Early Retirement Benefit. A Member retiring prior to his Normal Retirement Date, as provided in Section 3.3 (Early Retirement Date), shall be entitled to elect, at or after his termination of employment, to receive a Retirement Benefit, commencing as of his Normal Retirement Date or as of any month thereafter but not later than his Required Beginning Date, equal to his Accrued Benefit.

         In lieu of such Retirement Benefit commencing on or after his Normal Retirement Date, the Member shall be entitled to elect, at or after his termination of employment, to have his Retirement Benefit commence as of his Early Retirement Date or as of any month thereafter before his Normal Retirement Date. In such case the Member's Retirement Benefit shall equal a percentage of his Accrued Benefit, in accordance with the following schedule:

         Age at Date of                Percentage of
     Benefit Commencement         Accrued Benefit Payable

                            50                            50%
                            51                            54%
                            52                            58%
                            53                            62%
                            54                            66%

                            55                            70%
                            56                            74%
                            57                            78%
                            58                            82%
                            59                            86%

                            60                            90%
                            61                            95%
                            62                           100%
                            63                           100%
                            64                           100%

             4.4 Nonduplication of Benefits. If a Member is entitled to any pension or retirement benefits under the Prior Plan or under any other qualified pension or profit sharing plan of the Corporate Group as defined herein or under the Prior Plan (other than the Smith Corona Corporation Retirement Savings and Investment Plan), then to the extent such benefit is attributable to a period of employment included as Credited Service under this Plan, the amount thereof shall be deducted from the amount of Retirement Benefit otherwise payable under this Plan with respect to such period of Credited Service. However, no such deduction shall be made with respect to that part of such retirement income which is attributable to contributions made by the Member. If such other benefit is not paid at the same time and manner as his Retirement Benefit under this Plan, the deduction shall be made on an equitable basis as determined by the Retirement Committee.

                          ARTICLE V

           BENEFITS UPON TERMINATION OF EMPLOYMENT

             5.1 Deferred Vested Benefit. In the event of the termination of employment of a Member, for any reason other than death or retirement under the Plan, after completion of 5 or more years of Service, he shall become a Vested Terminated Member and shall be entitled to elect, at or after his termination of employment, to receive a Retirement Benefit commencing as of his Normal Retirement Date or as of any month thereafter but not later than his Required Beginning Date. The amount of such Retirement Benefit shall be equal to his Accrued Benefit computed as of the date of such termination of employment, subject to the reduction provided under (b) of Section 7.3 (Pre-Benefit Commencement Option for Vested Terminated Members), if applicable. In the event of the termination of employment of a Member, for any reason other than death or retirement under the Plan, before completion of 5 years of Service, he shall be deemed to have received an immediate constructive cash-out distribution of his entire nonvested Accrued Benefit at termination equal to zero dollars.

             5.2 Early Commencement of Vested Benefit. A Vested Terminated Member who has 15 or more years of Service shall be entitled to elect, at or after his termination of employment, to receive a reduced Retirement Benefit, commencing as of the month next following his attainment of age 50 or as of any month thereafter before his Normal Retirement Date, which is the Actuarial Equivalent of his Accrued Benefit.

             A Vested Terminated Member who has less than 15 years of Service shall be entitled to elect, at or after his termination of employment, to receive a reduced Retirement Benefit, commencing as of the month next following his attainment of age 60 or as of any month thereafter before his Normal Retirement Date, which is the Actuarial Equivalent of his Accrued Benefit.

             5.3 Reemployment of a Vested Terminated Member. If a Vested Terminated Member is reemployed by a Participating Company his Retirement Benefit payments, if any, shall be suspended for each month during the period of such reemployment immediately following a calendar month in which he is compensated for 8 or more days. Upon reemployment of the Member, he shall become an active Member as of the date of his reemployment. Upon his subsequent termination of employment or retirement his

Retirement Benefit shall be based on the total of both periods of Credited Service but shall be appropriately reduced to reflect any benefit payments previously made to him.

                         ARTICLE VI

                     DISABILITY BENEFITS


             6.1 Eligibility and Amount of Benefit. If a Member who has 15 or more years of Service shall become Totally and Permanently Disabled (as hereinafter defined) prior to his Normal Retirement Date he shall be deemed to be on an Authorized Leave of Absence and shall continue to accrue Credited Service during the period prior to his Normal Retirement Date that he remains Totally and Permanently Disabled. If such Member remains Totally and Permanently Disabled he shall, upon attaining his Normal Retirement Date, be entitled to a Retirement Benefit determined in accordance with the provisions of Section 4.1 (Normal Retirement Benefit) in effect on his Normal Retirement Date, except that the calculation of the benefit referred to in subsection (a) of Section 4.1 shall be made by reference to the Member's Social Security Benefit as of the date on which he so became Totally and Permanently Disabled rather than as of his Normal Retirement Date. In lieu of the Retirement Benefit to commence as of his Normal Retirement Date, the Member may, at any time after attaining age 50, elect to retire on an Early Retirement Date and receive a Retirement Benefit determined in accordance with Section 4.3 (Early Retirement Benefit) based on his Credited Service at such date.

             For purposes of this Section 6.1, "Totally and Permanently Disabled" means a physical or mental condition which renders a Member disabled to the extent he is eligible for and receiving Social Security disability benefits; provided, however, that no Member shall be deemed to be Totally and Permanently Disabled if his incapacity
    (a) resulted from or consists of habitual drunkenness or addiction to narcotics, or (b) was incurred, suffered or occurred while he was engaged in, or resulted from his having engaged in, a criminal enterprise, or (c) was intentionally self-inflected or (d) arose out of service in the Armed Forces of any country.

             6.2  Medical Examination; Recovery From
    Disability. Any member who is accruing Credited Service pursuant to Section 6.1 may be required by the Retirement Committee to submit from time to time to medical and physical examination and to submit evidence of his continued eligibility for Social Security Disability benefits. In the event that the Member shall refuse to submit to examination, or if as the result of any such examination, the Retirement Committee shall determine that the Member is no longer Totally and Permanently Disabled or if he fails to submit evidence of his continued eligibility for Social Security Disability benefits, such Member shall cease to accrue Credited Service provided in Section 6.1. Unless such Member returns to active employment with a Participating Company, he shall be deemed to have terminated his employment or to have retired at an Early Retirement Date as of the first day of the month following the date his Credited Service ceased to accrue.

                         ARTICLE VII

                       DEATH BENEFITS


             7.1 Family Benefit. Upon the death, on or after August 23, 1984, of a Member who has completed 5 or more years of Service, either while an Employee or after his retirement under Article III (Retirement Date) but before his Retirement Benefit commences, his surviving spouse, if any, shall be entitled to a Retirement Benefit payable for life. The surviving spouse may elect to have such Retirement Benefit commence as of the month following the Member's date of death or, if later, as of any month thereafter which is not after the month in which the Member would have attained age 62 (or such other date which may be required by applicable law or regulation).

             If the Retirement Benefit commences as of the month following the Member's date of death, the amount of such Retirement Benefit shall be equal to the greater of
    (a) and (b), as follows:

             (a)  a $300 annual benefit, or

             (b)  100% of the Member's Accrued Benefit,
    multiplied by an Early Commencement Percentage based on the Member's age at his date of death in accordance with the table below and further reduced to reflect the Actuarial Equivalent charge for the election of Option (100% continuation) under Section 8.4 (Other Optional Forms of Benefit), based on the ages of the Member and his surviving spouse on the earlier of his date of death or his Normal Retirement Date.

             Deceased Employee's           Early Commencement
            Age at Date of Death                Percentage

                     36 or under                     8%
                              37                             11%
                              38                             14%
                              39                             17%

                              40                             20%
                              41                             23%
                              42                             26%
                              43                             29%








              Deceased Employee's           Early Commencement
            Age at Date of Death                Percentage

                              44                             32%
                              45                             35%
                              46                             38%
                              47                             41%
                              48                             44%
                              49                             47%

                              50                             50%
                              51                             54%
                              52                             58%
                              53                             62%
                              54                             66%

                              55                             70%
                              56                             74%
                              57                             78%
                              58                             82%
                              59                             86%

                              60                             90%
                              61                             95%
                     62 or over                             100%

             If the Retirement Benefit commences as of any month after the month following the Member's date of death, the amount of survivor benefit shall be recomputed based on the surviving spouse's age and the age the Member would have been when survivor benefits commence.

             If at any time on or after the Member's death there is no surviving spouse but there are one or more dependent children under age 19 or, if students, age 23, the Retirement Benefit which would have been paid to surviving spouse shall be paid in equal shares to the dependent children as long as each shall qualify.

             Benefit payments to a dependent child shall cease upon the earlier of (a) the last day of the month in which such child ceases to qualify as dependent child, or (b) the last day of the month preceding the month in which such
    child dies.   The share payable in respect of any such
    child shall subsequently increase by reason of the subsequent cessation of payments in respect of any other such child.

             For the purposes of determining dependency, a child shall be deemed dependent if the Member of the surviving spouse, whichever the case may be, provided one-half or more of such child's support during the year immediately prior to such Member's or surviving spouse's death. The Retirement Committee shall determine on a uniform and non-discriminatory basis the dependency of any person to whom a Retirement Benefit may be payable under this Section 7.1, and such determination shall be final and conclusive.

             7.2  Pre-Benefit Commencement Survivor Option for
    Vested Terminated Members.

             (a)  In General.  Unless revoked as provided
    herein, if a Vested Terminated Member who was an Employee on or after August 23, 1984 dies before his Retirement Benefit commences, his surviving spouse, if any, shall be entitled to a Retirement Benefit commencing on the earliest date the Vested Terminated Member's Retirement Benefit could have commenced had he survived, in accordance with the provisions of Article V (Benefit Upon Termination of Employment), or as of any month thereafter on or before the Member's Normal Retirement Date, as the surviving spouse may elect.

             (b)  Charge for Coverage.  There shall be a
    charge for this survivor annuity coverage, based on the period of coverage, in the form of an adjustment to the amount of Retirement Benefit otherwise payable to the Vested Terminated Member.

                  For purposes of determining the charge for this survivor annuity coverage, the period of coverage shall begin on the latest of (1) January 1, 1985, (2) the date the Member terminates employment or (3) the date the Member attains age 35, and shall end on the date his Retirement Benefit is first payable; provided, however, that there shall be excluded from the period of coverage any period during which (1) the Member is reemployed by a Participating Company, (2) the Member is not married, or
    (3) the Member has effectively revoked this coverage as provided in subsection (d) below.

                  The adjustment factor for the survivor
    annuity coverage shall be determined in accordance with the table below:

                    Period of Coverage
             For each 12 months of coverage
               from age 35 through age 44           1/12%

             For each 12 months of coverage
               from age 45 through age 54            1/4%

             For each 12 months of coverage
               from age 55 through age 64            1/2%

             (c) Amount of Survivor Benefit. The amount of the Retirement Benefit payable to the surviving spouse shall equal 50% of the Retirement Benefit the Vested Terminated Member would have received under the automatic joint and survivor option described in Section 8.3 (Automatic Joint and Survivor Option) had he survived to the date his Retirement Benefit would have commenced but without regard to the charge for coverage under this option that would have been made in accordance with (b) above.

             (d) Election to Revoke the Option. A married Member may elect, during the election period specified below, to revoke this survivor annuity coverage, in which case no benefit will be payable in the event of the Vested Terminated Member's death before his Retirement Benefit commences.

             An election to revoke this coverage shall not take effect unless the Member's spouse gives written consent on a form provided by the Retirement Committee for such purpose, which consent acknowledges the effect of the revocation and is witnessed by a notary public (or an individual designated by the Retirement Committee). A spousal consent is irrevocable; however, any such consent shall apply only to the spouse who gave the consent. The Retirement Committee, in its sole discretion, may waive the requirement of consent of the spouse if the Member establishes to the Retirement Committee's satisfaction that the spouse cannot be located or that there are other special circumstances permitted under Treasury Regulations.

             An election to revoke this survivor annuity coverage may be made at any time within the election period beginning on the later of (i) the date of the Member's termination of employment or (ii) January 1, 1985, and ending on the date of the Vested Terminated Member's death.

             A Vested Terminated Member may cancel a
    revocation of this survivor annuity coverage at any time during the applicable election period. There is no limit on the number of times during the election period that the Member may revoke the coverage or cancel a revocation.

             (e) Explanation. Upon the Vested Terminated Member's termination of employment (and at such other times as may be required by applicable law) the Retirement Committee shall furnish him with a written explanation of
    (1) the terms and conditions of the survivor annuity coverage, (2) the Vested Terminated Member's right to make, and the effect of, an election to revoke the coverage, (3) the rights of the Vested Terminated Member's spouse to consent, or refuse to consent, to such revocation, and (4) the Vested Terminated Member's right to make, and the effect of, a cancellation of a revocation.

             (f) Claim for Benefit. The surviving spouse must file a claim for benefits before payment of benefits will commence. The claim for benefits shall be in such form as the Retirement Committee shall designate, and shall include certifications as to the dates of birth of the Member and of such surviving spouse, the date of marriage to the Member, and such other information with respect to any prior marriages of the Member as the Retirement Committee shall deem necessary to determine the appropriate charge, if any, for the surviving spouse annuity coverage.

             7.3  Death Benefits After Retirement Benefit
    Commences. There are no benefits payable under the Plan in the event of the Member's death after his Retirement Benefit has commenced unless an option is in effect in accordance with Article VIII (Time and Form of Benefit Payment).

                        ARTICLE VIII

              TIME AND FORM OF BENEFIT PAYMENT


             8.1 Normal Form of Benefit. Except as otherwise provided in this Article VIII, Retirement Benefit payments shall be made monthly as of the last day of each calendar month commencing as of the date provided under the applicable Plan section and ceasing with the payment due as of the last day of the month preceding the month in which the Member's death occurs. This shall be referred to as the normal form of Retirement Benefit for an unmarried Member.

             8.2  Claim for Benefit.

             (a)  A Member must file a claim for benefits
    before payment of benefits shall commence. The claim for benefits shall be in writing, in such form as the Retirement Committee shall designate.

             (b) The claim for benefits shall specify the date on which Retirement Benefit payments are to commence, consistent with the provisions of the Plan with respect to commencement of benefits in case of normal, early, or deferred retirement, or for a Vested Terminated Member, as the case may be.

             (c)  The claim for benefits shall include a
    certification by the Member either (i) that the Member is not married or (ii) that the Member is married and the name and date of birth of the individual to whom the Member is married; and such other information with respect to the Member's marital history as the Retirement Committee shall deem necessary to determine the appropriate charge, if any, for survivor annuity coverage under Section 7.3. If he has not previously done so, the Member must submit satisfactory proof of his date of birth and, if he certifies that he is married he must submit satisfactory proof of the date of his spouse's birth and of their marriage. The certification as to the Member's marital status shall be binding upon the Member.

             (d) Subject to retroactive payment thereof, any Retirement Benefit otherwise due under the Plan shall be delayed until 30 days after the later of whichever of the following is applicable:

                  (i)  The receipt by the Retirement Committee
    of the completed election form,

                  (ii)  The receipt by the Retirement
    Committee of satisfactory proof of the Member's date of birth, and the date of birth of the spouse and the date of marriage of a Member for whom the automatic joint and survivor option described in Section 8.3 is effective.

             8.3  Automatic Joint and Survivor Option.

             (a)   In General.  If a Member who was an
    Employee on or after August 23, 1984 and whose Retirement Benefit commences on or after January 1, 1985 is married on the date his Retirement Benefit is to commence, unless revoked as provided herein, the amount of each benefit payment which otherwise would be payable to the Member shall be reduced and, if the Member's spouse shall survive him, Retirement Benefit payments shall continue after his death for the remaining lifetime of his surviving spouse in an amount equal to 50% of the Member's reduced Retirement Benefit. The reduction in the Member's Retirement Benefit shall be made on an Actuarial Equivalent basis. This shall be referred to as the normal form of Retirement Benefit for a married Member.

             (b) Election to Revoke the Automatic Joint and Survivor Option. A Member may, during the election period specified below, revoke the automatic joint and survivor option, in which case Retirement Benefit payments shall be made in the normal form as provided in Section 8.1 or under such optional form as the Member may elect in accordance with Section 8.4.

             A revocation shall not take effect unless the Member's spouse gives written consent on a form provided by the Retirement Committee for such purpose, which consent acknowledges the effect of the revocation and is witnessed by a notary public (or an individual designated by the Retirement Committee). A spousal consent is irrevocable but shall apply only to the spouse who gave the consent and to the particular form of alternative payment to which the consent applies. The Retirement Committee may waive the requirement for consent of the spouse if the Member establishes to the Retirement Committee's satisfaction that the spouse cannot be located or that there are other special circumstances permitted under Treasury Regulations. Notwithstanding the foregoing, no spousal consent shall be required if the Member elects Option 1 specified in Section 8.4.

             A revocation of the automatic joint and survivor option may be made at any time within the 90 day period ending on the date the Member's Retirement Benefit is first payable. A Member may cancel a revocation of the automatic joint and survivor option at any time during the election period.

             There is no limit on the number of times during the election period that a Member may revoke the automatic joint and survivor option or cancel a revocation.

             (c) Explanation. Within a reasonable period before the Member's Retirement Benefit commences the Retirement Committee shall furnish the Member with a written explanation of (i) the terms and conditions of the automatic joint and survivor option and (ii) an estimate, based on the personnel records maintained by the Participating Company, of the amount of Retirement Benefit payable both under the automatic option and under the normal form described in Section 8.1.

             At the time that the explanation is furnished to the Member the election form referred to Section 8.2 will also be furnished to him. If the Member fails to complete such form and return it to the Retirement Committee before the date as of which his Retirement Benefit payments are to commence he shall be deemed for all purposes of the Plan to have certified that he elects to be covered under the automatic joint and survivor option.

             (d) Termination of Marriage. The spouse to whom the Member was married at the date his Retirement Benefit commences is entitled to the survivor annuity upon the death of the Member after Retirement Benefits commence, whether or not the Member and such spouse were married at the date of the Member's death.

             8.4 Other Optional Forms of Benefit. In lieu of the normal form of Retirement Benefit referred to in Sections 8.1 and 8.3(a) above, a Member may elect one of the following optional forms of benefit payment:

             Option 1.  A Member may elect a reduced
    Retirement Benefit payable during his lifetime, with the provisions that 75%, or 100%, of such reduced income shall be continued thereafter during the remaining lifetime of his spouse. Such reduced Retirement Benefit shall be the Actuarial Equivalent of the normal form of benefit specified in Section 8.1. If the spouse dies prior to the Member's Retirement Benefit commencement date, any election of this Option 1 shall automatically be deemed to be revoked.

             Option 2.  An unmarried Member may elect a
                 reduced Retirement Benefit payable during his lifetime, with the provision that either 50%, 75%, or 100% of such reduced income shall be continued thereafter during the remaining lifetime of his designated beneficiary. Such Retirement Benefit shall be the Actuarial Equivalent of the normal form of benefit specified in Section 8.1. If the designated beneficiary dies prior to the Member's Retirement Benefit commencement date, any election of this Option 2 shall automatically be deemed to be revoked.

                       The availability of the 75% and 100%
    joint and survivor option shall be subject to the rules contained in Proposed Treasury regulation section 1.401(a)(9)-2, Q & A 6(b), which limits the survivor annuity percentage payable to a nonspouse beneficiary where the difference in age between the Member and such beneficiary exceeds 10 years. The percentage limitation applicable to a nonspouse beneficiary shall be determined in accordance with the Table set forth in Proposed Treasury regulation section 1.401(a)(9)-2, Q & A 6(b)(2).

             Option 3. A Member who has elected early retirement in accordance with Section 3.3 (Early Retirement
    Date) may elect to receive an Actuarial Equivalent Retirement Benefit providing larger monthly payments, in lieu of the retirement benefit otherwise payable upon early retirement, until the date his Social Security payments commence, with a reduction of such Retirement Benefit payments thereafter, to make available to him, insofar as practicable, level payments of total retirement income.

             Option 4. A Member may elect that even if he has a spouse at his retirement date or the date his Retirement Benefit is to commence, if later, his Retirement Benefit shall be paid for his lifetime only with payment of 60 or 120 monthly installments guaranteed.

             Option 5. A Member may elect that even if he has a spouse at his retirement date or on the date his Retirement Benefits are to commence, if later, his Retirement Benefits shall be paid for his life and will cease with the payment due as of the last day of the month preceding the month in which the Member's death occurs.

        An election of an optional form of benefit under this Section 8.4 shall be made on an appropriate form provided by the Retirement Committee. The Member may change or cancel an option at any time before his Retirement Benefit is to commence, by filing the appropriate form with the Retirement Committee.

             8.5 Payment of Small Amounts. Notwithstanding the foregoing provisions of this Article VIII, whenever the lump sum Actuarial Equivalent of a Retirement Benefit or Survivor Benefit payable to or with respect to a Member is not in excess of $3,500.00, the Retirement Committee shall direct that such lump sum be paid in lieu of the Retirement Benefit or Survivor Benefit otherwise payable under the Plan.

             8.6 Mandatory Distributions. Notwithstanding any provision in the Plan to the contrary, a Member's Retirement Benefits shall be distributed, beginning not later than his Required Beginning Date, in accordance with section 401(a)(9) of the Code and regulations thereunder, over the life of the Member (or the lives of the Member and his designated beneficiary) or the life expectancy of the Member (or the life expectancies of the Member and his designated beneficiary). Further, distributions under the Plan shall be made in accordance with Proposed Treasury regulation section 1.401(a)(9)-2.

                         ARTICLE IX

                      LIMIT ON BENEFITS


             9.1 Maximum Annual Benefit. Anything to the contrary herein notwithstanding and, subject to the provisions below, the maximum annual amount of a Member's Retirement Benefit shall not be more than the amount specified in (a) or, if he was a Member prior to January 1, 1983, the amount specified in (b), if greater or, if he was a Member after January 1, 1983 and on December 31, 1986, the amount specified in (c), if greater:

             (a)  the smaller of (i) and (ii) as follows:

                  (i)  $90,000 adjusted for increases in the
    cost of living to the extent permitted under section 415(d) of the Code, and

                  (ii)  100% of the Member's average
    compensation for his high 3 years (within the meaning of section 415(b)(3) of the Code and the regulations issued thereunder) adjusted for increases in the cost of living to the extent permitted under section 415(d) of the Code.

             (b)  the annual amount of Retirement Benefit
    payable to such Member determined under the provisions of the Prior Plan as in effect on July 1, 1982, based upon his "Benefit Base" thereunder as of December 31, 1982, but without adjustment for increases in the cost of living which become effective after July 1, 1982.

             (c)  the annual amount of Retirement Benefit
    payable to such a Member shall be the Benefit accrued as of December 31, 1986.

             The maximum annual amount of a Member's
    Retirement Benefit is subject to the following:

                  (1)  If the Retirement Benefit is payable in
    a form other than the normal form under Section 8.1 (Normal Form of Benefit), the automatic joint and survivor option under Section 8.3 (Automatic Joint and Survivor Benefit) or Option 1 under Section 8.4 (Other Optional Forms of Benefit), the maximum amount of Retirement Benefit shall be adjusted so that it is the Actuarial Equivalent of life annuity equal in amount to that determined above.

                  (2)  For the purpose of applying the maximum
                 benefit, all defined benefit pension plans maintained by members of the Corporate Group shall be combined.

                  (3)  If a Member in this Plan has also been
    a participant in any defined contribution plan maintained by a member of the Corporate Group, and if, as of the end of the year in which Retirement Benefits under this Plan are due to commence to or on account of such Member, his defined contribution plan fraction, determined, in accordance with section 415(e) of the Code and related regulations, on the basis of his combined membership in all such defined contribution plans, shall exceed two-tenths (.2) then the defined benefit limitation applicable to such Member under this Plan, prior to any reduction in such limitation for benefits payable under other defined benefit plans of the Corporate Group, shall be determined as follows:

                       (i)  by multiplying the amounts in
    (a)(1)(i) and (a)(2) by the quantity (but not greater than one (1.0)) equal to one and one quarter (1.25) multiplied by the excess of one (1.0) over his defined contribution fraction and

                       (ii)  by multiplying the amount in
    (a)(1)(ii) by the quantity (but not greater than one (1.0)) equal to one and four tenths (1.4) multiplied by the excess of one (1.0) over his defined contribution fraction.

                  (4)  For purposes of this Article IX, the
    standard of control for determining a member of the Corporate Group under Sections 4.14(b) and 414(c) of the
    Code shall be deemed to be "more than 50%" rather than "at least 80%."

             9.2 Adjustment to Maximum Annual Benefit. If the annual amount of a Member's Retirement Benefit begins before the Member's Social Security Retirement Age (as defined in section 415(b)(8) of the Code), the $90,000 limitation shall be reduced so that it is the Actuarial Equivalent of the $90,000 limitation beginning at the Member's Social Security Retirement Age. If the annual amount of a Member's Retirement Benefit begins after the Member's Social Security Retirement Age, the $90,000 limitation shall be increased so that it is the Actuarial Equivalent of the $90,000 limitation beginning at the Member's Social Security Retirement Age.

             9.3 Reduction for Participation or Service of Less than 10 Years. If a Member has less than 10 years of Service at the time he begins to receive Retirement Benefits under the Plan, the limitations in Sections 9.1 and 9.2 shall be reduced by multiplying such limitations by an "appropriate fraction." The "appropriate fraction" in the case of the compensation limitation shall be (a) the numerator of which is the number of years of service (or part thereof) and (b) the denominator of which is 10. The "appropriate fraction" in the case of the dollar limitation shall be (a) the numerator of which is the number of years of participation (or part thereof) and (b) the denominator of which is 10.

                          ARTICLE X

                 CONTRIBUTIONS TO TRUST FUND


             10.1 Company Contribution: Each Participating Company shall make contributions to the Trust Fund from time to time in such amounts based on the advice and calculations of the Actuary taking into account expenses incurred by the Trust Fund, as the Company shall deem to be necessary to provide Retirement Benefits in accordance with the Plan under the funding method then in effect. All contributions shall, when made, be deemed conditioned upon deductibility under section 404(a)(1) if the Code.

             10.2  Refund of Company Contributions:  Any
    obligation of the Participating Companies to make contributions to the Trust Fund hereby is conditioned upon the initial qualification of the Plan under section 401(a) of the Code, the exempt status of the Trust Fund under section 501(a) of the Code, and any contribution hereby is conditioned upon deductibility under section 404(a)(1) of the Code. If, and to the extent, a deduction is not allowed for a Participating Company's contributions under the Plan for a taxable year, an amount equal to the Participating Company's contributions so disallowed as a deduction for such year shall be repaid by the Trustee to the Participating Company within one year after such disallowance, provided the Participating Company so directs the Trustee.

             If a Participating Company's contribution under the Plan was made by a mistake of fact, such contribution shall be returned to the Participating Company within one year after it was made, provided that the Participating Company so directs the Trustee.

             10.3 Member Contributions: No Member shall be required or permitted to make any contributions to the Plan.

             10.4 Forfeitures: Any forfeiture arising under the Plan shall not be applied to increase the benefits any Member would otherwise receive under the Plan but shall be applied to reduce contributions under the Plan.

             10.5  Separate Accounting for Certain
    Participating Companies: The Board may, in its sole discretion, authorize the Retirement Committee to maintain separate accounting with respect to all funds held under the Plan attributable to contributions made by any Participating Company. Any Participating Company or group of Participating Companies for which separate accounting of funds is maintained shall be treated as a "single plan" within the meaning of section 1.414(1) of the Treasury Department Regulations.

                         ARTICLE XI

                 ADMINISTRATION OF THE PLAN

             11.1 Plan Administrator: The Company shall be the Plan Administrator except to the extent that:

             (a) Authority to administer the Plan has been delegated to the Retirement Committee in accordance with Sections 1.4 (Authorized Leave of Absence), 1.9 (Compensation), 1.29 (Social Security Benefit), 3.3 (Early Retirement Date), 4.4 (Nonduplication of Benefits), 6.2 (Medical Examination; Recovery From Disability), 7 (Death Benefits), 8 (Time and Form of Benefit Payment), 10.5 (Separate Accounting for Certain Participating Companies),
    12.4 (Disbursement of Funds), 15 (Miscellaneous), 17.3 (Allocation of Assets) and the remainder of this Article XI, and

             (b) Authority to hold the funds of the Plan has been delegated to the Trustee in accordance with Section
    12.2 (Trustee), and

             (c) Authority to direct the investment of the Plan's funds may be delegated to the Investment Manager in accordance with Section 12.3 (Investment Manager), and

             (d) Authority to act for the Company has been reserved to the Board of Directors in accordance with
    Section 11.2 (Board of Directors).

    With respect to all other responsibilities of the Plan
    Administrator, the Company shall act through its appropriate officers and, if applicable, through the appropriate officers of a Participating Company.

             11.2 Board of Directors:  With respect to
    Sections 1.14 (Eligible Employee), 1.21 (Participating Company), 11.3 (Appointment of the Retirement Committee),
    11.8 (Personal Liability), 12.2 (Trustee), 12.3 (Investment Manager), 13.1 (Right to Amend), 14.1 (Suspension of Contributions), 14.2 (Discontinuance) and 16 (Adoption of Plan by Subsidiary) the Company shall act only by or pursuant to a resolution of the Board of Directors.

             11.3  Appointment of the Retirement Committee:
    The Board of Directors or its delegate shall appoint a Retirement Committee of not less than 3 members each of whom shall be an Employee of a Participating Company. Any member may resign by written notice to the other members and to the Board of Directors or be removed by the Board of Directors, at any time. Vacancies shall be filled by the Board of Directors.

             11.4 Compensation, Expenses: The members of the Retirement Committee shall serve as such without compensation but all proper expenses incurred by them, the Company or the Trustee for actuarial, accounting, legal and other professional, consulting or technical services required for the administration of the Plan, shall be paid by the Trustee out of the Trust Fund unless the Company elects to pay any such expenses directly.

             11.5  Appointment of Secretary, Agents:  The
    Retirement Committee may appoint a secretary and one or more assistant secretaries, none of whom need be a member of the Retirement Committee; and any of whom may but need not be an Employee. It may appoint such agents, who need not be members of the Retirement Committee, as it may deem necessary for the effective performance of its duties and may delegate to such agents such powers and duties as the Retirement Committee may deem expedient or appropriate. The compensation, if any, of such agents shall be fixed by the Retirement Committee within limits set by the Company.

             The Retirement Committee shall, from time to time, authorize any one or more of its members to sign documents for and on behalf of the Retirement Committee. Any action of the Retirement Committee, including but not by way of limitation, instruction to the Trustee, shall be evidenced by the signature of a member who has been so authorized by the Retirement Committee to sign for it, and the Trustee shall be fully protected in acting thereon. A certificate of the secretary or an assistant secretary of the Retirement Committee setting forth the name of the members thereof shall be sufficient evidence at all times as to the persons then constituting the Retirement Committee.

             11.6  Retirement Committee Meetings:  The
    Retirement Committee shall hold meetings upon such notice, at such time and place as they may determine. The Retirement Committee shall act by a majority of its members at the time in office and such action may be taken from time to time by a vote at a meeting or in writing without a meeting. A majority of the members of the Retirement Committee at the time in office shall constitute a quorum for transaction of business.

             11.7 Authority and Duties of the Retirement
    Committee: The Retirement Committee may from time to time establish rules for the administration of the Plan. The Retirement Committee shall have the exclusive right to interpret the Plan and to decide any matters arising thereunder in connection with the administration of the Plan. It shall endeavor to act by general rules so as not to discriminate in favor of any person. Its decisions and the records of the Retirement Committee shall be conclusive and binding upon the Company, Members and all other persons having an interest under the Plan. No member of the Retirement Committee shall be disqualified from exercising the powers and discretions herein conferred by reason of the fact that the exercise of any such power or discretion may affect the payment of benefits to him under the Plan; however, no member may vote on a matter relating exclusively to himself.

             The Retirement Committee shall keep a record of all of its proceedings and shall keep or cause to be kept all such records and other data as may be necessary for the administration of the Plan.

             11.8 Personal Liability: The members of the Retirement Committee and the officers and directors of the Company shall be entitled to rely upon all tables, valuations, certificates and reports furnished by the Actuary, upon all certificates and reports made by any duly appointed accountant, and upon all opinions given by any duly appointed legal counsel. To the extent not contrary to the provisions of ERISA, no member of the Retirement Committee, officer, director or employee of a Participating Company shall be personally liable for acts done in good faith hereunder unless resulting from his own negligence or willful misconduct. Each such member of the Retirement Committee, officer and director shall be indemnified by the Company against expenses (other than amounts paid in settlement not approved by the Board of Directors) reasonably incurred by him in connection with any action to which he may be a party by reason of his responsibilities hereunder, except in relation to matters as to which he shall be adjudged in such action to be liable for negligence or misconduct in the performance of his duty. However, nothing in this Plan shall be deemed to relieve any person who is a fiduciary under the Plan for purposes of ERISA from any responsibility or liability which such Act shall impose upon him.

             11.9 Dealings Between the Retirement Committee and Individual Members: Any notice required to be given to, or any document required to be filed with, the Retirement Committee will be properly given or filed if mailed by registered or certified mail, postage prepaid, or delivered to the Secretary of the Retirement Committee, c/o the Director, Human Resources, Smith Corona Corporation,
    65 Locust Avenue, New Canaan, CT 06840, or to such other place as the Retirement Committee may hereafter from time to time designate.

             The Retirement Committee shall make available to such Member for his examination, such of its records as pertain to the benefits to which such Member shall be entitled under the Plan.

             11.10 Claim Procedures: Any person who believes that he is entitled to benefits under the Plan may file a claim for such benefits in accordance with Section 8.2 (Claim for Benefits). Adequate notice shall be provided in writing to any person whose claim for benefits under the Plan has been wholly or partially denied. Such notice shall set forth the specific reasons for such denial and special reference to the pertinent Plan provisions on which the denial is based. Such notice shall be written in a manner calculated to be understood by the claimant and shall afford reasonable opportunity to the claimant whose claim for benefits has been denied for a full and fair review by the Retirement Committee of the decision denying the claim. All determinations by the Retirement Committee regarding benefit claims shall be final, conclusive and binding on all interested parties.

             11.11 Lawsuits: Every right of action claiming benefits under the Plan, irrespective of the place where such action may be brought, shall be barred after the expiration of 3 years from the event giving rise to the claim or, if later, the date of receipt of the notice of denial of the claim under Section 11.10 of the Plan.

                         ARTICLE XII

                   MANAGEMENT OF THE FUNDS


             12.1 Trust Fund: All assets of the Plan shall be held in trust as a Trust Fund for the exclusive benefit of Members and their beneficiaries, and, prior to the satisfaction of all liabilities with respect to them, no part of the corpus or income shall be used for or diverted to any other purpose. No person shall have any interest in or right to any part of the Trust Fund, except to the extent provided in the Plan.

             12.2 Trustee: All contributions to the Plan shall be paid over to a Trustee or Trustees (which may be a corporate trustee or an insurance company or both) which shall be appointed from time to time by the Board by appropriate instrument with such powers in the Trustee as to the control and disbursement of the funds as the Board shall approve and as shall be in accordance with the Plan. The Board may remove any Trustee at any time, upon reasonable notice and upon such removal or upon the resignation of any Trustee the Board shall designate a successor Trustee.

             12.3 Investment Manager: In accordance with the terms of the trust instrument, the Board may appoint one or more Investment Managers (individuals and/or other entities), who may include the Trustee and who are collectively referred to herein as the Investment Manager, to direct the investment and reinvestment of part or all of the Plan's funds, and the Board may change the appointment of the Investment Manager from time to time.

             12.4 Disbursement of Funds: The funds held by the Trustee shall be applied, in the manner determined by the Retirement Committee, to the payment of benefits to such persons as are entitled thereto in accordance with the Plan.

             The Retirement Committee shall determine the manner in which the funds of the Plan shall be disbursed in accordance with the Plan, including the form of voucher or warrant to be used in authorizing disbursements and the qualification of persons authorized to approve and sign the same and any other matters incident to the disbursement of such funds. Also, the Retirement Committee shall from time to time advise the Trustee and the Investment Manager of the Plan's needs for liquidity with respect to benefit payments and disbursements.

             All charges of the Trustee and of the Investment
    Manager shall be paid either directly by the Company or out of the Trust Fund, as the Company shall elect from time to time.

                        ARTICLE XIII

                          AMENDMENT

             13.1 Right to Amend: The Board reserves the right at any time, and from time to time, to modify or amend in whole or in part the provisions of the Plan, but no such amendment shall cause the elimination of any optional benefit payment form or any reduction in the Accrued Benefit of any Member (except to the extent permitted under section 412(c)(8) of the Code), and further provided that no part of the assets of the Trust Fund shall, by reason of any modification or amendment, be used for or diverted to, purposes other than for the exclusive benefit of Members and their beneficiaries, under the Plan except as otherwise provided in Sections 12.1 and 14.2 of the Plan including defraying reasonable expenses of administering the Plan. For purposes of this Section 13.1, the Retirement Committee, on behalf of the Board, may adopt any and all amendments to the Plan which do not substantially increase the cost of the Plan to the Company. Amendments which substantially increase the cost of the Plan to the Company must be adopted by the Board.

                         ARTICLE XIV

                SUSPENSION AND DISCONTINUANCE

             14.1  Suspension of Contributions:  A
    Participating Company may suspend contributions in whole or in part. The suspension of the Participating Company's contributions shall not in itself constitute a discontinuance of the Plan so long as the minimum funding requirements of section 412 of the Code have been met.

             14.2 Discontinuance: The Board will have the right at any time to terminate this Plan in whole or with respect to any Participating Company, by delivering to the Trustee its duly authorized instrument of termination.

             Upon partial or complete discontinuance or termination of the Plan by a Participating Company the Accrued Benefit of each affected Member of such Participating Company shall become non-forfeitable to the extent then funded. The Trustee shall allocate the assets of the Trust Fund for the benefit of each such Member and beneficiary, in a manner approved by the Internal Revenue Service in accordance with the provisions of, and regulations issued pursuant to, section 4044 of ERISA.

             The amounts so allocated in accordance with the above shall be applied for the benefit of each person either by a cash payment, by insurance company contract or by the continuance of the Trust Fund and the payment of Retirement Benefits therefrom in such amounts as may be provided by the funds so allocated, all as the Board shall determine. However, in the event that the assets available for allocation are less than the value of insured vested benefits, the Pension Benefit Guaranty Corporation may direct how the allocated amounts are to be applied.

             If any of the assets of the Trust Fund remains after the satisfaction of all liabilities of the Plan, the remaining funds shall be distributed by the Trustee to the Participating Companies in a manner prescribed by the Board.

             14.3 Merger, Consolidation or Transfer: In the case of any merger or consolidation with, or transfer of assets or liabilities to, any other plan after September 2, 1974 each Member in the Plan would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

                         ARTICLE XV

                        MISCELLANEOUS

             15.1 Uniform Administration: Whenever, in the administration of the Plan, any action is required by a Participating Company or the Retirement Committee, including, but not by way of limitation, action with respect to eligibility or classification of Employees, contributions or benefits, such action shall be uniform in nature as applied to all persons similarly situated and no such action shall be taken which will discriminate in favor of Members who are officers or significant shareholders of a Participating Company or persons whose principal duties consist of supervising the work of other employees or highly compensated Members within the meaning of section 414(q) of the Code.

             15.2  Payment Due an Incompetent:  If the
    Retirement Committee determines that any person to whom a payment is due hereunder is incompetent by reason of physical or mental disability, the Retirement Committee shall have power to cause the payments becoming due to such person to be made to another for the benefit of the incompetent, without responsibility of the Retirement Committee or the Trustee to see to the application of such payment. Payments made in accordance with such power shall operate as a complete discharge of all obligations on account of such payment of the Retirement Committee, the Trustee and the Trust Fund.

             15.3 Identity of Payee: The determination of the Retirement Committee as to the identity of the proper payee of any benefit under the Plan and the amount of such benefit properly payable shall be conclusive, and payment in accordance with such determination shall constitute a complete discharge of all obligations on account of such benefit.

             15.4 Non-alienation of Benefits: Except as may be required under a qualified domestic relations order as defined in section 414(p) of the Code, no benefit payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, bankruptcy or charge, and any such action shall be void and of no effect; nor shall any such benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled to such benefit. The Retirement Committee shall establish procedures for the determination of whether a domestic relations order is a qualified domestic relations order.

             If a qualified domestic relations order requires the distribution of all or part of a Member's benefits under the Plan, the establishment or acknowledgment of the alternate payee's right to benefits under the Plan in accordance with the terms of such qualified domestic relations order shall in all cases be deemed to be consistent with the terms of the Plan.

             15.5 Source of Payments: Retirement Benefits and all other benefits shall be paid or provided solely from the Trust Fund and the Participating Companies assume no liability or responsibility therefor, except to the extent required by law.

             15.6 Plan Not a Contract of Employment: Nothing herein contained shall be deemed to give any Employee or Member the right to be retained in the employ of a Participating Company or to interfere with the right of the Participating Company to discharge any Employee or Member at any time.

             15.7 Payment of Retirement Benefits: Unless the Member elects otherwise and the Plan permits, Retirement Benefit payments shall in no event commence later than the 60th day after the close of the Plan Year in which the latest of the following events occurs:

             (a)  the attainment by the Member of age 65,

             (b) the 10th anniversary of the year in which the Member commenced participation in the Prior Plan or Plan, or

             (c) the termination of the Member's employment with the Company or Participating Company, except that, if the amount of the payment required to commence on the date determined under the Plan cannot be ascertained by such date, a payment retroactive to such date may be made no later than 60 days after the earliest date on which the amount of such payment can be ascertained under the Plan;

    provided, however, that no Retirement Benefit payments shall commence until the Member has filed a claim for benefits in accordance with Section 8.2 (Claim for Benefit), and further provided that notwithstanding any other provision of the Plan to the contrary, if the Member's Retirement Benefit commences after the later of
    (i) his Normal Retirement Date and (ii) his actual retirement on a Deferred Retirement Date, he shall be entitled to an additional single payment on the date his
        Retirement Benefit commences equal to the sum of the additional payments he would have received had he elected to have his Retirement Benefit commence on his Normal Retirement Date (or on his actual Deferred Retirement Date, if applicable).

             15.8 Invalidity of Certain Provisions: If any provisions of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof and the Plan shall be construed and enforced as if such provisions, to the extent invalid or unenforceable, had not been included.

             15.9  Headings:  The headings of articles and
    sections are included solely for convenience of reference, and, if there is any conflict between such headings and the text of the Plan, the text shall control.

             15.10  Uniform and Non-Discriminatory Treatment:
    Any discretion exercisable hereunder by the Company, a Participating Company, or the Retirement Committee shall be exercised in a uniform and non-discriminatory manner.

             15.11  Applicable Law:  The Plan shall be
    administered and interpreted in accordance with the laws of the State of New York (disregarding the principles of conflicts of law), except to the extent preempted by Federal law or the law of another jurisdiction.

             15.12 Unclaimed Benefits: In the event that all, or any portion, of Retirement Benefits or any other benefits payable to any individual under the Plan, shall, at the expiration of 3 years after it shall be payable, remain unpaid solely by reason of the inability of the Retirement Committee, after sending a registered letter, return receipt requested, to the last known address, and after further diligent and reasonable effort to ascertain the whereabouts of such payee, including utilizing the services of the Internal Revenue Service to deliver such notice in accordance with Rev. Proc. 94-22, the amount payable shall be forfeited and shall be used to reduce the cost of the Plan. In the event the payee is located subsequent to his benefit being forfeited, such benefit shall be restored.
                         ARTICLE XVI

               TREASURY DEPARTMENT LIMITATIONS

             16.1  Early Termination:  The purpose of this
    Article XVI is to conform the Plan to the requirements of
    Section 401(a)(4) of the Code and related regulations.

             (a) The provisions of this Section 16.1 shall apply to "highly compensated employees" and "highly compensated former employees" within the meaning of section 414(q) of the Code; provided that in any one year the total number of such employees subject to the restrictions of this Section 16.1 shall be limited to the group consisting of the twenty-five highly compensated employees and highly compensated former employees having the greatest compensation (the "Top Paid Group").

             (b) In the event of the termination of the Plan, the benefit of any highly compensated employee and any former highly compensated employee is limited to a benefit that is nondiscriminatory under section 401(a)(4) of the Code.

             (c) If (b) applies, then annual payments to any Member who is in the Top Paid Group shall be restricted to an amount equal to the payments that would be made on behalf of such Member under a single life annuity that is the Actuarial Equivalent of the Member's accrued benefit and the Member's other benefits, if any, under the Plan. However, this foregoing restriction shall not apply if either (i) after taking into account payment to or on behalf of the Member of all benefits payable to or on behalf of that Member under the Plan, the value of Plan assets equals or exceeds 110 percent of the value of "current liabilities," as defined in section 412(1)(7) of the Code, (ii) the value of the benefits payable to or on behalf of the Member under the Plan does not exceed one percent of the value of "current liabilities" (as defined in section 412(l)(17) of the Code) before distribution or
    (iii) the value of the benefits payable to or on behalf of the Member under the Plan does not exceed $3,500.

             (d) In the event that it shall be determined by statute, court decision or ruling by the Internal Revenue Service or otherwise that the provisions of this Section
    16.1 are no longer necessary to qualify the Plan under the Code, this Section 16.1 shall thereupon be void without the necessity of further amendment of the Plan.

             (e)  The Retirement Committee may adopt and
    implement on a uniform basis any administrative procedures authorized by the Internal Revenue Service, in regulations or other rulings and announcements, pursuant to which benefit payments otherwise restricted by this Section 16.1 can be paid into an escrow account or other acceptable secured deposit arrangement.

             (f) The provisions of this Section 16.1 shall be effective for Plan Years beginning on or after January 1, 1994. For Plan Years beginning prior to such date, the provisions of Section 16.1 of the prior Plan document (as amended and restated as of January 1, 1989) shall apply.

                        ARTICLE XVII

               ADOPTION OF PLAN BY SUBSIDIARY

             17.1 Adoption by Subsidiary: Any domestic or foreign corporation which is a subsidiary of the Company may adopt this Plan by appropriate action of its board of directors and approval of the Board of Directors of the Company. In such case the subsidiary will come within the definition of Participating Company in Section 1.21 (Participating Company) and its Eligible Employees shall become Members in accordance with Article II (Eligibility and Membership). The Board shall determine, at the time the subsidiary is designated as a Participating Company, the extent to which service with the subsidiary (both before and after such subsidiary was acquired by the Company) shall be included as Service and Credited Service under the Plan.

             17.2 Withdrawal by Subsidiary: A subsidiary which has adopted the Plan as provided in Section 17.1 may subsequently withdraw from the Plan or terminate the Plan with respect to its employees by appropriate action of its own board of directors and timely notification thereof to the Board of Directors of the Company. If it ceases to be a subsidiary of the Company it shall so withdraw from the Plan unless the Board of Directors of the Company approves the continuation of its participation in the Plan.

             In the event that any Participating Company fails to establish or ceases to maintain the Plan, with respect to its employees, as a "Qualified Plan" under section 401(a) of the Internal Revenue Code such Participating Company shall cease to make contributions hereunder until
    (a) such time as such Plan is determined by the Internal Revenue Service to be a "Qualified Plan" or (b) the Board of Directors determines that such Participating Company should terminate the Plan with respect to its employees.

             17.3 Allocation of Assets: When a Participating Company withdraws from the Plan or terminates the Plan with respect to its employees it shall promptly, by action of its board of directors, file notice in writing with the Trustee and shall direct the Trustee to segregate the assets of the Plan certified by the Retirement Committee to be allocable to its Members and beneficiaries under the Plan. The Retirement Committee shall determine the share of the assets so allocable and shall certify to the Trustee what assets are to be so segregated, such assets to be used and applied as follows upon receipt by the Trustee of the written approval of the Board of Directors to such certification.

             (a) In the case of withdrawal from the Plan with respect to the employees of the subsidiary, the Trustee shall hold the aforesaid assets as a separate trust for the exclusive benefit of such employees. From and after the effective date of such withdrawal the provisions of the Plan shall (pending the preparation, execution and delivery by the withdrawing company of an appropriate separate Plan and Trust Agreement) continue to be effective with respect to such company and its employees as a separate plan under which such company shall have and succeed to all the rights, powers and duties of the Company and under which its board of directors shall have and succeed to all the rights, powers and duties of the Board of Directors of the Company under the Plan.

             (b) In the case of termination of the Plan with respect to the employees of a subsidiary, subject to the approval of the Pension Benefit Guaranty Corporation, the aforesaid assets shall be used only for the exclusive benefit of such company's Members and beneficiaries, except that any assets not required to satisfy all liabilities for such benefits because of erroneous actuarial computation shall be returned to such company. The aforesaid assets shall then be distributed in accordance with the provisions of Article XIV (Suspension and Discontinuance).

                        ARTICLE XVIII

                    TOP-HEAVY PROVISIONS

              18.1  Purpose and Limited Application of this
    Article: The purpose of this Article XVIII is to conform to the requirement of section 401(a)(10)(B) of the Code that the Plan contain provisions (a) which will take effect if it becomes Top-heavy and (b) which meet the requirements of section 416 of the Code.

             18.2  Additional Definitions:  As used in this
    Article XVIII, the following words and phrases, in addition to those defined in Article I shall have the following meanings:

        "Key Employee" means a Member who at any time during a specific Plan Year or any of the four preceding Plan Years is:

                  (1)  an officer of the Company having an
    annual compensation greater than 50 percent of the amount in effect under section 415(c)(1)(A) of the Code for any such Plan Year.

                  (2)  1 of the 10 Employees having annual
    compensation from the Company of more than the limitation in effect under section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of section 318 of the Code) the largest interests in the Company,

                  (3)  a 5 percent owner of the Company, or

                  (4)  a 1 percent owner of the Company having
    an annual compensation from the Company of more than $150,000.

                  For purposes of (1), no more than 50
    individuals (or, if lesser, the greater of 3 or 10 percent of the total number of individuals) shall be treated as officers. For purposes of (2), if two individuals have the same interest in the Company, the one having greater annual compensation from the Company shall be treated as having a larger interest.
                  Other Criteria for determining whether an individual is a Key Employee shall be consistent with the provisions of section 416(i) of the Code and regulations issued thereunder.

                  "Beneficiary" means a deceased Member's
    spouse or dependent child who is receiving benefits under the Plan.

                  "Determination Date" means, with respect to a specific Plan Year, the last day of the preceding Plan
    Year.

                  "Present Value of Accrued Benefits" as of a specific Determination Date means:

                  (1)  the actuarial present value, as of the
    most recent Valuation Date which is within the 12-month period ending on the Determination Date, of a Member's Accrued Benefit or the benefit payable to the Beneficiary of a deceased Member, plus

                  (2)  the aggregate of amounts paid to such
    Member or Beneficiary during the Plan Year ending on the Determination Date and the four preceding Plan Years, (but excluding amounts included in the determination of (1)).

                  The actuarial assumptions used shall include the interest rate and decremental rates (mortality, termination of employment, etc.) used in the regular actuarial valuations of the Plan.

                  "Valuation Date" means the date within a Plan Year as of which the Actuary regularly determines the contribution requirements under the Plan for minimum funding purposes regardless of whether such a valuation was performed for that Plan Year.

                  "Required Aggregation Group" means all plans of the Corporate Group in which one or more Key Employees participate and each other plan which enables this Plan to meet the requirements of section 401(a)(4) or 410 of the Code.

                  "Permissive Aggregation Group" means each plan included in the Required Aggregation Group and any other plans of the Corporate Group if, taking suchother plans into account, such group would continue to meet the requirements of section 401(a)(4) and 410 of the Code.

                  "Top-Heavy" means with respect to the Plan for a specific Plan year, that

                  (1)  the Present Value of Accrued Benefits
    of Key Employees and their Beneficiaries exceeds 60% of the Present Value of Accrued Benefits of all Members and Beneficiaries but excluding amounts for former Key Employees and for Members and former Members who have not received any compensation from the Company during the five years ending on the Determination Date, or

                  (2)  the Plan is part of a Required
    Aggregation Group that is a Top-Heavy Group,

        unless the plan or such Top-heavy Group is part of a Permissive Aggregation Group that is not a Top-Heavy Group.

                  "Top-heavy Group" means, either a Required
    Aggregation Group or a Permissive Aggregation Group, for a specific Plan Year, that meets the definition in section
    416(g)(2)(B) of the Code.

             18.3  Effect of the Plan's Becoming Top-Heavy:
    If, for any Plan Year commencing after 1983, the Plan becomes Top-Heavy, the following provisions shall automatically become effective with respect only to each Member who is an Employee:

             (a) A member who has completed at least 3 but less than 10 years of Service and who has not attained age 60, shall (i) upon his termination of employment other than by death, be deemed to be a Vested Terminated Member entitled to a Retirement Benefit under the provisions of
    Article V (Benefits upon Termination of Employment), or
    (ii) upon his termination of employment by reason of death, be deemed to satisfy the eligibility requirements of
    Section 7.2 (Pre-retirement Death Benefit for Certain Other Members), in which case his surviving spouse, if any, shall be entitled to a Retirement Benefit under the provisions of
    Section 7.2. Such Member's (or spouse's) Retirement Benefit shall be based on his Accrued Benefit (including the effect, if any, or paragraph (b) below). If in a subsequent Plan Year the Plan is not top-heavy this vesting schedule shall continue to apply with respect to

                  (1)  Members who have completed at least 5
    years of Service as of the end of the latest Plan Year in which the Plan was Top-heavy, and

                  (2)  the Accrued Benefit as of the end of
    the latest Plan Year in which the Plan was Top-heavy for all other Members who have completed at least 3 years of Service on such date.

        (b) The amount of Accrued Benefit for a Member who is not a Key Employee shall not be less than 2% of average annual aggregate compensation (for the 5 consecutive Plan Years producing the highest such average) for each year of Credited Service but excluding years in excess of 10 and excluding years during which the Plan is not Top-heavy. In computing the average annual aggregate compensation, compensation for years beginning after the last year for which the Plan was Top-heavy shall be excluded. If there remain fewer than 5 years the average of such remaining years shall be used.

             (c)  For both the calculation of the minimum
    described in (b) above and the determination of aggregate compensation, compensation in excess of the amount determined in accordance with section 416(d) of the Code shall be excluded with respect to any Plan Year in which the Plan is Top-heavy.

             (d) In applying the maximum benefit limitation st forth in subparagraph (b)(3)(i) of Article IX, for a Plan Year in which the Plan is Top-heavy, the term "one (1.00)" shall be substituted for the term "one and one quarter (1.25)". However, this substitution shall not result in a reduction in any Member's Accrued Benefit as of the end of the Plan Year immediately preceding the Plan Year in which the Plan became Top-heavy.

             18.4 Effect of Change in Pertinent Legislation or Regulation: In the event that Congress should provide by statute, or the Internal Revenue Service should provide by regulation or ruling, that such limitations are no longer necessary for the Plan to meet the requirements of section 401(a) or other applicable provisions of the Internal Revenue Code then in effect, such limitations shall become void and shall no longer apply, without the necessity of further amendment to the Plan.

                         ARTICLE XIX

                DIRECT ROLLOVER DISTRIBUTIONS

             19.1  Purpose and Limited Application of this
    Article:  The purpose of this Article is to conform to
    section 401(a)(31) of the Code. This Article applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in the manner prescribed by the Retirement Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover, subject to the limitations in Section 19.3.

             19.2  Definitions:

             (a) Eligible Rollover Distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

             (b)  Eligible Retirement Plan:  An eligible
    retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to a surviving spouse, an eligible retirement plan is an individual retirement account or an individual retirement annuity.

        (c)  Distributee:  A distributee includes an
    employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.


             (d) Direct Rollover: A direct rollover is a payment by the Plan to an eligible retirement plan specified by the distributee.

             19.3  Limitations on Right to Elect a Direct
    Rollover.
             (a) Minimum Amount of Direct Rollover. A Member may elect to have a direct rollover made with respect to the entire amount of his or her eligible rollover distribution, provided the amount of such distribution equals at least $200.

             (b)  Partial Direct Rollovers.  A Member may
    elect to have a direct rollover made with respect to a portion of his or her distribution, provided the amount of such partial direct rollover equals at least $500.

             19.4 Waiver of Distribution Waiting Period: If a distribution is one to which section 401(a)(11) and 417 (relating to the provision of joint and survivor annuities) of the Code do not apply, such distribution may commence less than 30 days after the notice required by section 411(a)-11(c) of the Treasury Regulations is given, provided that:

             (a) The Retirement Committee clearly informs the Member that the Member has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

             (b)  the Member, after receiving the notice,
      affirmatively elects a distribution.





















      THE SMITH CORONA CORPORATION SALARIED EMPLOYEES'

                       RETIREMENT PLAN

                   As Amended and Restated

                        as of January 1, 1994

                        TABLE OF CONTENTS


                                                             Page

FOREWORD . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

ARTICLE I

DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . .1
   1.1  "Accrued Benefit". . . . . . . . . . . . . . . . . . . .1
   1.2  "Actuarial Equivalent" . . . . . . . . . . . . . . . . .1
   1.3  "Actuary". . . . . . . . . . . . . . . . . . . . . . . .1
   1.4  "Authorized Leave of Absence". . . . . . . . . . . . . .1
   1.5  "Average Final Compensation" . . . . . . . . . . . . . .1
   1.6  "Board" or "Board of Directors". . . . . . . . . . . . .2
   1.7  "Code" . . . . . . . . . . . . . . . . . . . . . . . . .2
   1.8  "Company". . . . . . . . . . . . . . . . . . . . . . . .2
   1.9  "Compensation" . . . . . . . . . . . . . . . . . . . . .2
   1.10 "Corporate Group". . . . . . . . . . . . . . . . . . . .5
   1.11 "Credited Service" . . . . . . . . . . . . . . . . . . .5
   1.12 "Deferred Retirement Date" . . . . . . . . . . . . . . .5
   1.13 "Early Retirement Date". . . . . . . . . . . . . . . . .6
   1.14 "Eligible Employee". . . . . . . . . . . . . . . . . . .6
   1.15 "Employee" . . . . . . . . . . . . . . . . . . . . . . .6
   1.16 "ERISA". . . . . . . . . . . . . . . . . . . . . . . . .6
   1.17 "Hour of Service". . . . . . . . . . . . . . . . . . . .6
   1.18 "Investment Manager" . . . . . . . . . . . . . . . . . .6
   1.19 "Member" . . . . . . . . . . . . . . . . . . . . . . . .6
   1.20 "Normal Retirement Date" . . . . . . . . . . . . . . . .7
   1.21 "Participating Company". . . . . . . . . . . . . . . . .7
   1.22 "Plan" . . . . . . . . . . . . . . . . . . . . . . . . .7
   1.23 "Plan Year". . . . . . . . . . . . . . . . . . . . . . .7
   1.25 "Required Beginning Date". . . . . . . . . . . . . . . .7
   1.26 "Retirement Benefit" . . . . . . . . . . . . . . . . . .7
   1.27 "Retirement Committee" . . . . . . . . . . . . . . . . .7
   1.28 "Retirement Date". . . . . . . . . . . . . . . . . . . .7
   1.29 "Service". . . . . . . . . . . . . . . . . . . . . . . .7
   1.30 "Social Security Benefit". . . . . . . . . . . . . . . .9
   1.31 "Trust Fund" . . . . . . . . . . . . . . . . . . . . . .9
   1.32 "Trustee". . . . . . . . . . . . . . . . . . . . . . . 10
   1.33 "Vested Terminated Member" . . . . . . . . . . . . . . 10
   1.34  . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

ARTICLE II

ELIGIBILITY AND MEMBERSHIP . . . . . . . . . . . . . . . . . . 11
   2.1  Commencement of Membership . . . . . . . . . . . . . . 11
   2.2  Authorized Leave of Absence. . . . . . . . . . . . . . 11
   2.3  Transfer to or from Non-Covered Status . . . . . . . . 11

ARTICLE III

RETIREMENT DATE. . . . . . . . . . . . . . . . . . . . . . . . 13
   3.1  Normal Retirement Date . . . . . . . . . . . . . . . . 13
   3.2  Deferred Retirement Date . . . . . . . . . . . . . . . 13
   3.3  Early Retirement Date. . . . . . . . . . . . . . . . . 13
   3.4  Reemployment of a Retired Member . . . . . . . . . . . 13

ARTICLE IV

RETIREMENT BENEFITS. . . . . . . . . . . . . . . . . . . . . . 14
   4.1  Normal Retirement Benefit. . . . . . . . . . . . . . . 14
   4.2  Deferred Retirement Benefit. . . . . . . . . . . . . . 14
   4.3  Early Retirement Benefit . . . . . . . . . . . . . . . 14
   4.4  Nonduplication of Benefits . . . . . . . . . . . . . . 15

ARTICLE V

BENEFITS UPON TERMINATION OF EMPLOYMENT. . . . . . . . . . . . 16
   5.1  Deferred Vested Benefit. . . . . . . . . . . . . . . . 16
   5.2  Early Commencement of Vested Benefit . . . . . . . . . 16
   5.3  Reemployment of a Vested Terminated Member . . . . . . 16

ARTICLE VI

DISABILITY BENEFITS. . . . . . . . . . . . . . . . . . . . . . 18
   6.1  Eligibility and Amount of Benefit. . . . . . . . . . . 18
   6.2  Medical Examination; Recovery From Disability. . . . . 18

ARTICLE VII

DEATH BENEFITS . . . . . . . . . . . . . . . . . . . . . . . . 20
   7.1  Family Benefit . . . . . . . . . . . . . . . . . . . . 20
   7.2  Pre-Benefit Commencement Survivor Option for
Vested Terminated Members. . . . . . . . . . . . . . . . . . . 22
   7.3  Death Benefits After Retirement Benefit Commences. . . 24

ARTICLE VIII

TIME AND FORM OF BENEFIT PAYMENT . . . . . . . . . . . . . . . 25
   8.1  Normal Form of Benefit . . . . . . . . . . . . . . . . 25
   8.2  Claim for Benefit. . . . . . . . . . . . . . . . . . . 25
   8.3  Automatic Joint and Survivor Option. . . . . . . . . . 26
   8.4  Other Optional Forms of Benefit. . . . . . . . . . . . 27
   8.5  Payment of Small Amounts.  . . . . . . . . . . . . . . 29
   8.6  Mandatory Distributions. . . . . . . . . . . . . . . . 29

ARTICLE IX

LIMIT ON BENEFITS. . . . . . . . . . . . . . . . . . . . . . . 30
   9.1  Maximum Annual Benefit . . . . . . . . . . . . . . . . 30
   9.2  Adjustment to Maximum Annual Benefit . . . . . . . . . 31
   9.3  Reduction for Participation or Service of Less
than 10 Years. . . . . . . . . . . . . . . . . . . . . . . . . 32

ARTICLE X

CONTRIBUTIONS TO TRUST FUND. . . . . . . . . . . . . . . . . . 33
   10.1  Company Contribution. . . . . . . . . . . . . . . . . 33
   10.2  Refund of Company Contributions . . . . . . . . . . . 33
   10.3  Member Contributions. . . . . . . . . . . . . . . . . 33
   10.4  Forfeitures . . . . . . . . . . . . . . . . . . . . . 33
   10.5  Separate Accounting for Certain Participating
Companies. . . . . . . . . . . . . . . . . . . . . . . . . . . 33

ARTICLE XI

ADMINISTRATION OF THE PLAN . . . . . . . . . . . . . . . . . . 35
   11.1  Plan Administrator. . . . . . . . . . . . . . . . . . 35
   11.2  Board of Directors. . . . . . . . . . . . . . . . . . 35
   11.3  Appointment of the Retirement Committee . . . . . . . 35
   11.4  Compensation, Expenses. . . . . . . . . . . . . . . . 36
   11.5  Appointment of Secretary, Agents. . . . . . . . . . . 36
   11.6  Retirement Committee Meetings . . . . . . . . . . . . 36
   11.7  Authority and Duties of the Retirement Committee. . . 36
   11.8  Personal Liability. . . . . . . . . . . . . . . . . . 37
   11.9  Dealings Between the Retirement Committee and
Individual Members . . . . . . . . . . . . . . . . . . . . . . 37
   11.10 Claim Procedures. . . . . . . . . . . . . . . . . . . 38
   11.11 Lawsuits. . . . . . . . . . . . . . . . . . . . . . . 38

ARTICLE XII

MANAGEMENT OF THE FUNDS. . . . . . . . . . . . . . . . . . . . 39
   12.1  Trust Fund. . . . . . . . . . . . . . . . . . . . . . 39
   12.2  Trustee . . . . . . . . . . . . . . . . . . . . . . . 39
   12.3  Investment Manager. . . . . . . . . . . . . . . . . . 39
   12.4  Disbursement of Funds . . . . . . . . . . . . . . . . 39

ARTICLE XIII

AMENDMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . 41
   13.1  Right to Amend. . . . . . . . . . . . . . . . . . . . 41

ARTICLE XIV

SUSPENSION AND DISCONTINUANCE. . . . . . . . . . . . . . . . . 42
   14.1  Suspension of Contributions . . . . . . . . . . . . . 42
   14.2  Discontinuance. . . . . . . . . . . . . . . . . . . . 42
   14.3  Merger, Consolidation or Transfer . . . . . . . . . . 42

ARTICLE XV

MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . 43
   15.1  Uniform Administration. . . . . . . . . . . . . . . . 43
   15.2  Payment Due an Incompetent. . . . . . . . . . . . . . 43
   15.3  Identity of Payee . . . . . . . . . . . . . . . . . . 43
   15.4  Non-alienation of Benefits. . . . . . . . . . . . . . 43
   15.5  Source of Payments. . . . . . . . . . . . . . . . . . 44
   15.6  Plan Not a Contract of Employment . . . . . . . . . . 44
   15.7  Payment of Retirement Benefits. . . . . . . . . . . . 44
   15.8  Invalidity of Certain Provisions. . . . . . . . . . . 45
   15.9  Headings. . . . . . . . . . . . . . . . . . . . . . . 45
   15.10 Uniform and Non-Discriminatory Treatment. . . . . . . 45
   15.11 Applicable Law. . . . . . . . . . . . . . . . . . . . 45
   15.12 Unclaimed Benefits. . . . . . . . . . . . . . . . . . 45

ARTICLE XVI

TREASURY DEPARTMENT LIMITATIONS. . . . . . . . . . . . . . . . 46

ARTICLE XVII

ADOPTION OF PLAN BY SUBSIDIARY . . . . . . . . . . . . . . . . 48
   17.1  Adoption by Subsidiary. . . . . . . . . . . . . . . . 48
   17.2  Withdrawal by Subsidiary. . . . . . . . . . . . . . . 48
   17.3  Allocation of Assets. . . . . . . . . . . . . . . . . 48

ARTICLE XVIII

TOP-HEAVY PROVISIONS . . . . . . . . . . . . . . . . . . . . . 50
   18.1  Purpose and Limited Application of this Article . . . 50
   18.2  Additional Definitions. . . . . . . . . . . . . . . . 50
   18.3  Effect of the Plan's Becoming Top-Heavy . . . . . . . 52
   18.4  Effect of Change in Pertinent Legislation or
Regulation . . . . . . . . . . . . . . . . . . . . . . . . . . 53

ARTICLE XIX

DIRECT ROLLOVER DISTRIBUTIONS. . . . . . . . . . . . . . . . . 54
   19.1  Purpose and Limited Application of this Article . . . 54
   19.2  Definitions . . . . . . . . . . . . . . . . . . . . . 54
   19.3  Limitations on Right to Elect a Direct Rollover . . . 55
   19.4  Waiver of Distribution Waiting Period . . . . . . . . 55